CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Columbia High Yield Fund, Inc., Inc (the "Trust") on Form N-CSR for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:  September 8, 2003              /s/ Jeff B. Curtis
                                      ------------------------------------------
                                      Jeff B. Curtis, President

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.


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                   CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Columbia High Yield Fund, Inc., Inc (the "Trust") on Form N-CSR for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:  September 8, 2003                    /s/ J. Kevin Connaughton
                                            -------------------------------
                                            J. Kevin Connaughton,
                                            Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.